Exhibit 10.3

[***] INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FIRST AMENDMENT OF Multi-Year Sales Agreement

This First Amendment to the Multi-Year Sales Agreement (this “Amendment”), with an effective date of August 3, 2022 (the “Effective Date”) between ROQUETTE FRÈRES, a corporation organized under the laws of France having its registered office at 1 rue de la Haute Loge, Lestrem (62136), FRANCE, acting both in its own name, and in the name and on behalf of its Affiliated Companies which have duly empowered Roquette Frères for the purpose hereof, (hereinafter referred to as “Seller”); and

BEYOND MEAT, INC. a corporation organized under the laws of the State of Delaware in the United States of America, having its principal place of business at 119 Standard St., El Segundo, California, USA 90245, acting both in its own name, and in the name and on behalf of its Affiliated Companies which have duly empowered Beyond Meat, Inc. for the purpose hereof (hereinafter referred to as “Buyer”);

herein referred to individually as a “Party” and collectively as the “Parties.”

Whereas:

The Parties entered into a Multi-Year Sales Agreement with an effective date January 10, 2020 (the “Agreement”);

The Parties wish to amend the Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreement set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follow:

1.Amendment to Section 2.1 Quantities:

The following bullet points in Section 2.1 are deleted:

2021: [***] Mlbs, [***]; and
2022: [***] Mlbs, [***].

And replaced with the following:

2021: [***] Mlbs, [***];
2022: [***] Mlbs; and
2023: [***] Mlbs, [***].

2.Amendment to Section 10.1:

Section 10. 1 is deleted in its entirety and replaced with the following:

10.1 This Agreement shall enter into force on the date of last signature below (the “Effective Date”) and, subject to earlier termination in accordance with the provisions contained herein, shall continue in force for an initial term ending on December 31, 2023 and unless or until terminated in accordance with the terms of this Agreement (the “Term”), provided that all obligations of the Parties under this Agreement and Orders accepted by Seller prior to termination shall continue until satisfaction of the Parties' respective obligations in accordance with the terms of this Agreement and the Orders concerned.

3.Amendment to Section 14 Notices:

The notice names and addresses listed in Section 14 are deleted in its entirety and replaced with the following:

If to Seller:
Jérémy BURKS
Senior Vice President Plant Proteins
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101 avenue de la République
59110 LA MADELEINE
And
Charles-Antoine DUBOIS
charles-antoine.dubois@roquette.com
Plant Proteins - Head of Global Sales
101 avenue de la République
59110 LA MADELEINE

With copy to:
Delphine DESRUMAUX
delphine.desrumaux@roquette.com
General Counsel VP Legal and Compliance
101 avenue de la République
59110 LA MADELEINE

If to Buyer:

Doug Ramsey
doug.ramsey@beyondmeat.com
Chief Operating Officer
Beyond Meat, Inc.
119 Standard St.
El Segundo, California, USA 90245

With copy to:
Teri WITTEMAN
teri.witteman@beyondmeat.com
Chief Legal Officer & Secretary
Beyond Meat, Inc.
119 Standard St.
El Segundo, California, USA 90245

4.Agreement Remaining in Force.

All other terms and conditions as set forth in the Agreement shall remain in full force and effect and any terms not defined herein shall have the meanings set forth in the Agreement.

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5.Governing Law.

This Amendment shall be governed by the provisions in Section 15 Applicable Law and Section 16 Governing Law; Forum sections in the Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

BEYOND MEAT, INC.		ROQUETTE FRÈRES

Name:	/s/ Doug Ramsey	Name:	/s/ Jeremy D Burks

By:	Doug Ramsey	By:	Jeremy D Burks

Title:	COO Beyond Meat	Title:	SVP

Dated:	Aug 3, 2022	Dated:	Aug 4, 2022
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